SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 1, 2006

TEJAS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8226 Bee Caves Road
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2006, Tejas Incorporated (“Tejas”) entered into that certain Purchase Agreement (the “Agreement”) dated October 1, 2006 by and among Tejas, Capital & Technology Advisors, Inc., a wholly-owned subsidiary of Tejas (“C&TA”), and the persons and entities listed on the signature pages thereto (the “Stockholders”), pursuant to which Tejas sold all of the outstanding capital stock of C&TA, the management and consulting firm that it acquired from the Stockholders in July 2005, to the Stockholders. The consideration paid by the Stockholders to Tejas consisted of 3,157,895 shares of Tejas common stock, which was the Tejas stock portion of the consideration paid by Tejas for C&TA in connection with Tejas’ acquisition of C&TA in July 2005 (the “Original Acquisition”). In addition, as part of the sale, Tejas agreed to cancel $958,684 of receivables due from C&TA. The sale was consummated on October 1, 2006.

In connection with the sale, Jared E. Abbruzzese, Sr. resigned from the Tejas board of directors and Wayne Barr, Jr. resigned from his positions with Tejas. Mr. Abbruzzese was the founder and Chairman of the predecessors of C&TA and became a member of the Tejas board of directors upon the consummation of the Original Acquisition, serving as Vice Chairman from July 1, 1998 through November 8, 2005. Mr. Barr was a Senior Managing Director of the predecessors to C&TA and became the President and Chief Executive Officer of C&TA upon the consummation of the Original Acquisition.

The following agreements were terminated as part of the sale: (i) agreement and plan of merger governing the Original Acquisition; (ii) the escrow agreement, dated as of July 1, 2005 by and among Tejas, C&TA and certain of the Stockholders governing the escrow arrangement established to support the indemnification obligations of certain Stockholders as part of the Original Acquisition; (iii) the registration rights agreement, dated as of July 1, 2005 by and among Tejas and the Stockholders (as amended) governing the grant of certain registration rights to the Stockholders in connection with the Original Acquisition; (iv) the non-compete agreements with Messrs. Abbruzzese and Barr and (v) the employment arrangement and agreement with Messrs. Abbruzzese and Barr, respectively.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the sale described in Item 1.01, which description is incorporated herein by reference, the following agreements, which were entered into as part of the Original Acquisition, were terminated on October 1, 2006: (i) the agreement and plan of merger governing the Original Acquisition; (ii) the escrow agreement governing the escrow arrangement established in connection with the Original Acquisition; (iii) the registration rights agreement governing the grant of certain registration rights in connection with the Original Acquisition; (iv) the non-compete agreements with Messrs. Abbruzzese and Barr and (v) the employment arrangement and agreement with Messrs. Abbruzzese and Barr, respectively. The material terms of these agreements were described in the Current Report on Form 8-K filed by Tejas with the Securities and Exchange Commission on July 8, 2005, and such descriptions are incorporated herein by reference. Tejas will not incur any early termination penalties as a result of such terminations.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed under item 1.01 above, on October 1, 2006, Tejas completed the sale of all of the outstanding capital stock of C&TA to the Stockholders in exchange for 3,157,895 shares of Tejas common stock. The Agreement was negotiated at arms-length by a Special Committee of the independent directors of Tejas.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  As discussed under Item 1.01 above, on October 1, 2006, Mr. Abbruzzese resigned from his position as a member of Tejas’ Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The information required by this item is contained in Appendix A attached hereto.

(d) Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description

10.1	Purchase Agreement dated as of October 1, 2006 by and among Tejas Incorporated, Capital & Technology Advisors, Inc. and the persons and entities listed on the signature page thereto.

99.1	Press Release of Tejas Incorporated dated October 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED (Registrant)

Date: October 5, 2006	By:	/s/ Kurt J. Rechner
Name: Kurt J. Rechner
Title: President, Chief Operating Officer and Chief Financial Officer

APPENDIX A

TEJAS INCORPORATED AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial information for Tejas Incorporated includes an unaudited statement of financial condition at June 30, 2006, a statement of operations for the year ended December 31, 2005 and a statement of operations for the six months ended June 30, 2006. The pro forma consolidated statement of financial condition assumes the sale of Capital & Technology Advisors, Inc. occurred on June 30, 2006. The pro forma consolidated statement of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006 assumes the sale of Capital & Technology Advisors, Inc. occurred at the beginning of the respective periods.

On October 1, 2006, Tejas Incorporated (“Tejas”) entered into that certain Purchase Agreement (the “Agreement”) dated October 1, 2006 by and among Tejas, Capital & Technology Advisors, Inc., a wholly-owned subsidiary of Tejas (“C&TA”), and the persons and entities listed on the signature page thereto (the “Stockholders”), pursuant to which Tejas sold all of the outstanding capital stock of C&TA, the management and consulting firm that it acquired from the Stockholders in July 2005, to the Stockholders. The consideration paid by the Stockholders to Tejas consisted of 3,157,895 shares of Tejas common stock, which was the Tejas stock portion of the consideration paid by Tejas for C&TA in connection with Tejas’ acquisition of C&TA in July 2005 (the “Original Acquisition”). In addition, as part of the sale, Tejas agreed to cancel $958,684 of receivables due from C&TA. The sale was consummated on October 1, 2006.

The following unaudited pro forma consolidated financial statements give effect to the sale of C&TA by Tejas. The consideration received in the sale has been preliminarily allocated to the tangible and identifiable intangible assets sold to and liabilities assumed by the Stockholders according to their estimated fair values, with the excess consideration being allocated to treasury stock at the closing of the transaction. These unaudited pro forma consolidated financial statements have been prepared from the historical consolidated financial statements of Tejas and C&TA, and should be read in conjunction therewith. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale had been consummated on the indicated dates, nor is it indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing.

TEJAS INCORPORATED AND SUBSIDIARIES

TEJAS INCORPORATED AND SUBSIDIARIES

Pro Forma Consolidated Statement of Financial Condition
(Unaudited)

	As of June 30, 2006
	Tejas	C&TA	Pro Forma		Pro Forma
Assets	(Historical)	(Historical)	Adjustments	Reference	Balances

Cash and cash equivalents	$692,659	(39,063)	-		653,596
Receivable from clearing organization	1,021,835	-	-		1,021,835
Securities owned, at market value	30,835,365	(500,000)	-		30,335,365
Federal income taxes receivable	2,044,836	(336,322)	(1,708,514)	Note 1	-
Property and equipment, net	6,633,343	(6,103)	-		6,627,240
Goodwill	22,855,439	(22,717,224)	-		138,215
Intangible assets, net	50,000	(50,000)	-		-
Other assets	1,549,119	(400,159)	-		1,148,960

Total assets	$65,682,596	(24,048,871)	(1,708,514)		39,925,211

Liabilities and Stockholders' Equity

Accounts payable, accrued expenses and other liabilities	$3,856,876	(1,414,946)	450,000	Note 2	2,891,930
Securities sold, not yet purchased	3,503,755	-	-		3,503,755
Payable to clearing organization, net	4,642,663	-	-		4,642,663
Deferred tax liability, net	917,010	(147,714)	-		769,296
Federal income taxes payable	-	-	472,802	Note 1	472,802
Notes payable	3,865,792	-	-		3,865,792
Total liabilities	16,786,096	(1,562,660)	922,802		16,146,238

Commitments and contingencies

Stockholders' equity:
Preferred stock	1	-	-		1
Common stock	8,099	(2)	2	Note 3	8,099
Additional paid in capital	68,127,229	(46,084,890)	46,084,890	Note 3	68,127,229
Retained earnings	(19,046,551)	23,598,681	(38,689,891)	Note 3	(34,137,761)
Treasury stock	(192,278)	-	(10,026,317)	Note 4	(10,218,595)
Total stockholders' equity	48,896,500	(22,486,211)	(2,631,316)		23,778,973

Total liabilities and stockholders' equity	$65,682,596	(24,048,871)	(1,708,514)		39,925,211

The accompanying notes are an integral part of these pro forma consolidated financial statements.

TEJAS INCORPORATED AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations
(Unaudited)

	For the Six Months Ended June 30, 2006
	Tejas	C&TA	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustments	Reference	Balances

Revenue:
Commissions	$7,778,491	-	-		7,778,491
Underwriting and investment banking income	1,185,694	-	-		1,185,694
Net dealer inventory and investment income	3,040,038	-	-		3,040,038
Consulting Fees	1,391,667	(1,391,667)	-		-
Other income	486,018	(745)	-		485,273
Total revenue	13,881,908	(1,392,412)	-		12,489,496

Expenses:
Commissions, employee compensation
and benefits	10,577,496	(2,005,414)	-		8,572,082
Clearing and floor brokerage	534,418	-	-		534,418
Communications and occupancy	882,186	(61,794)	-		820,392
Professional fees	1,241,113	(149,060)	-		1,092,053
Interest	128,157	-	-		128,157
Other	2,083,005	(405,416)	-		1,677,589
Goodwill impairment	22,050,056	(22,050,056)	-		-
Total expenses	37,496,431	(24,671,740)	-		12,824,691

Loss before income tax benefit	(23,614,523)	23,279,328	-		(335,195)

Income tax benefit	(709,445)	411,150	-		(298,295)

Net loss	$(22,905,078)	22,868,178	-		(36,900)

Less:
Dividends on Series A convertible preferred stock	(50,000)				(50,000)

Net loss available to common shareholders	$(22,955,078)				(86,900)

Earnings per share of common stock:
Basic	$(2.90)				(0.02)

Diluted	$(2.90)				(0.02)

Weighted average common shares outstanding:
Basic	7,916,039		(3,157,895)		4,758,144

Diluted	7,916,039		(3,157,895)		4,758,144

The accompanying notes are an integral part of these pro forma consolidated financial statements.

TEJAS INCORPORATED AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations
(Unaudited)

	For the Year Ended December 31, 2005
	Tejas	C&TA	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustments	Reference	Balances

Revenue:
Commissions	$17,139,488	-	-		17,139,488
Underwriting and investment banking income	16,436,706	-	-		16,436,706
Net dealer inventory and investment income	(5,800,745)	-	-		(5,800,745)
Consulting Fees	2,503,663	(2,803,663)	300,000	Note 5	-
Other income	608,046	3,260	-		611,306
Total revenue	30,887,158	(2,800,403)	300,000		28,386,755

Expenses:
Commissions, employee compensation
and benefits	23,471,750	(714,773)	-		22,756,977
Clearing and floor brokerage	741,817	-	-		741,817
Communications and occupancy	2,161,640	(93,511)	-		2,068,129
Professional fees	4,264,244	(1,061,422)	300,000	Note 5	3,502,822
Interest	289,093	-	-		289,093
Other	6,883,947	(1,565,279)	-		5,318,668
Total expenses	37,812,491	(3,434,985)	300,000		34,677,506

Loss before income tax benefit	(6,925,333)	634,582	-		(6,290,751)

Income tax benefit	(2,441,414)	269,424	-		(2,171,990)

Net loss	$(4,483,919)	365,158	-		(4,118,761)

Less:
Dividends on Series A convertible preferred stock	(26,370)				(26,370)

Net loss available to common shareholders	$(4,510,289)				(4,145,131)

Earnings per share of common stock:
Basic	$(0.74)				(1.41)

Diluted	$(0.74)				(1.41)

Weighted average common shares outstanding:
Basic	6,091,903		(3,157,895)		2,934,008

Diluted	6,097,903		(3,157,895)		2,940,008

The accompanying notes are an integral part of these pro forma consolidated financial statements.

TEJAS INCORPORATED AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The accompanying unaudited pro forma consolidated statements of operations present the pro forma effects of the sale of Capital & Technology Advisors, Inc. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as though the acquisition occurred at the beginning of the respective periods. The unaudited pro forma consolidated statement of financial condition at June 30, 2006 is presented as though the sale occurred on that date. The unaudited pro forma consolidated statements of operations do not include any pro forma adjustments for any operating efficiencies and cost savings that may be achieved as a result of the disposition.

Sale

The Company has recorded total consideration received of $10,026,317, which represents 3,157,895 shares of Tejas stock at $3.175 per share. The sale was completed on October 1, 2006.

Pro Forma Adjustments

Note 1 - Net tax effect of the taxable gain on sale derived from the value of the consideration received and the transaction costs of the sale. No tax benefit was recorded as a result of the loss from the sale since the original acquisition was conducted in a tax free exchange and therefore the Company had no tax basis in the assets sold. The amounts were calculated using the Company’s June 30, 2006 effective tax rate of 45%.

Note 2 - To record an accrual of the estimated transaction costs of the sale.

Note 3 - Adjustments to reverse the effects of elimination entries for consolidation purposes. The C&TA historical common stock, additional paid in capital, and retained earnings are added back in accordance with generally accepted accounting principles (“GAAP”). Retained earnings is further affected by the loss on the transaction of $12,459,894 and the net tax expense arising from the sale (Note 1).

Note 4 - To record the value of the consideration received which was comprised of Company common stock.

Note 5 - To reverse the effect of intercompany elimination entries used to arrive at the pre-sale consolidated balances.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
10.1	Purchase Agreement dated as of October 1, 2006, by and among Tejas Incorporated, Capital & Technology Advisors, Inc. and the persons and entities listed on the signature page thereto.

99.1	Press Release of Tejas Incorporated dated October 2, 2006.